Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mark K. Ryun, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the quarterly report on Form 10-Q of Here Enterprises, Inc. for the period ended February 28, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Here Enterprises, Inc.

Dated: April 19, 2011	/s/ Mark K. Ryun
Mark K. Ryun
President, Secretary, Treasurer, and Director
(Principal Executive Officer, Principal Financial
Officer, and Principal Accounting Officer)